UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 4, 2008

CONMED CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

525 French Road
Utica, New York 13502
(Address of principal executive offices, including zip code)

(315) 797-8375
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Principal Officers; Election of Directors; Appointment of Principal Officers

On January 4, 2008, the Company issued a press release announcing the resignation of Gerald Woodard, President of CONMED Linvatec, to become CEO of SRI Surgical.  A copy of the press release is attached as Exhibit 99.  The resignation will be effective January 30, 2008.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are included herewith:

Exhibit No.	Description of Exhibit

99.	Press Release issued by Registrant on January 4, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	Robert D. Shallish, Jr.
Vice President – Finance and
Chief Financial Officer

Date:   January 4, 2008